Exhibit 99.1

September 2004

Safe Harbor Statement Under the

Private Securities Litigation Reform Act of 1995

The presentation relating to this material may contain forward-looking statements. Forward-looking statements made by or on behalf of Gallagher are subject to risks and uncertainties, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though perhaps not to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment, and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws or unfavorable interpretations of existing in income tax laws. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements.

Non-GAAP Financial Measures

Regulation G Disclosure

This presentation includes certain non-GAAP financial measures as defined under rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our investor relations web-site at www.ajg.com

Arthur J. Gallagher & Co.

World’s fourth-largest insurance brokerage and risk management services firm Public since 1984 Market capitalization of $3.1 billion Shares outstanding of 92.4 million Dividend yield of 3.0% 52-week range – $26.74—$34.25 Traded NYSE as “AJG”

As of 9/30/04, unless otherwise indicated

Arthur J. Gallagher & Co

Performance vs. S&P

350% 300% 250% 200% 150% 100% 50% 0%

Arthur J Gallagher & Co [AJG] S&P 500 (SPX)

Sep-99 Sep-00 Sep-01 Sep-02 Sep-03 Sep-04

Arthur J. Gallagher & Co.

Summary: Why Invest?

$1,400 $1,200 $1,000 $800 $600 $400 $200 $0

19%

CAGR

1999 Gross Revenue 2003 $200 $150 $100 $50 $0

33%

CAGR

1999 Cash Flow from Ops 2003 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

19%

CAGR

$1.00

1984 Dividends 2004

2003 cash flow from operations of $229 M

5-year average ROE of 31% is highest in peer group Dividend yield of 3.0% in 2004

Arthur J. Gallagher & Co.

A Real Growth Story

1984 IPO

(Restated for stock splits) September 30, 2004

Stock Price $1.72 $33.13

Market Cap $57 M $3.1 B

Tangible Net Worth $23 M $449.0 M

Annual Dividend/Share $.03 $1.00

Including Dividend Reinvestment, Compound Annual Growth Rate of 18%

Arthur J. Gallagher & Co.

Long-term Goals $2.0—$2.3 billion in revenues within five years

15% year-over-year earnings growth

30%+ annual return on Average Stockholders’ Equity

Arthur J. Gallagher & Co.

Culture Driven Success

Sales and marketing driven Team-oriented Open “Small company” feel Client-focused Competitive No “C” players

Arthur J. Gallagher & Co.

2003 Employee Survey Results

78% participation

96% understand the need to grow and are committed to helping grow the Company 92% AgreeCustomer is top priority 92% “I am proud to work for this Company” 90% of men and women felt they were treated with respect by co-workers 80% felt the Company could run more efficiently

The Gallagher Culture is Alive and Strong

Arthur J. Gallagher & Co.

Three Distinct Segments

2003

Revenue

Brokerage 69%

Financial Services 6%

Risk Management 25%

Pretax Earnings

Brokerage 79%

Financial Services 1%

Risk Management 20%

Revenue excludes FIN 46 impact and investment write-offs

Pretax earnings exclude investment write-offs (no impact of FIN 46)

Brokerage Segment

Gallagher’s largest business segment Acts as intermediary – no underwriting risk Niche driven Alternative market leaders

(1) Business Insurance/JP Morgan

Brokerage Segment

Contingent Commissions

Eliminated retail broker volume/profit-based contingents effective 1/1/05 $31.7—total contingent commissions through 9/30/04 $33 million—total contingent commissions for full year 2003 Subpoena received from Connecticut Attorney General Gallagher cooperating fully

Brokerage Segment

Contingent Commission Revenues

Nine Month Period Ended September 30, 2004

Revenues Approximate Number of

Contingent commission revenue from: ($ in millions) Agreements Carriers

Local contingent commission contracts and programs $22.8 535 160

Local managing general agent, managing general

underwriter and program administration contracts 5.1 35 25

National contingent commission contracts 3.8 20 12

$31.7 590 197

Brokerage Segment

A Strategic Consolidator

Geographic diversity; enhance or expand capabilities Over 130 acquisitions since 1986 in this segment Almost $460 million of 2003 revenue from acquired entities The rules: financial health, similar culture Gallagher is merger partner of choice

Brokerage Segment

Growth & Profits

1000 900 800 700 600 500 400 300 200 100 $383M

20%

CAGR

$849M

99 00 01 02 03

Revenue

180 160 140 120 100 80 60 40 20 0 $72M

20%

CAGR

$172M

99 00 01 02 03

Pretax Earnings

2003 pretax margins of 19%

2003 growth in earnings per share of 24%

Note: Amounts as originally reported

Brokerage Segment

Three Primary Operations

Retail Brokerage 62% (Jim Gault)

Employee Benefits 15% (Jim Durkin)

Specialty Marketing & International 23% (Dave McGurn)

As of 12/31/03

Retail Brokerage Offices

Retail Brokerage

Niches

Agribusiness Aviation Construction Energy

Global Risk Management Healthcare Higher Education Management Liability Marine Mergers & Acquisitions Personal Insurance

Public Entity Real Estate

General Commercial Habitational Hospitality Shopping Centers

Religious/Nonprofit Restaurant Scholastic K-12 Transportation Worldwide Risk Services

Retail Brokerage

High Growth & Profit Potential

Niches – number and size Acquisitions and hiring Alternative market

Captives Rent-a-captives Deductible plans Self-insurance

Specialty Marketing & International

Offices, Joint Ventures & Alliances

Specialty Marketing & International

Capabilities

Reinsurance Brokerage International P&C Brokerage Programs/Program Administration CoverageFirst.com Wholesale Brokerage Captives/Rent-a-Captives

Employee Benefits Offices

Employee Benefits

Capabilities

Employee Benefits Brokerage/Consulting Healthcare Data Analysis/Benchmarking Compliance Consulting Merger & Acquisition Analysis Actuarial Services

Executive Benefits/ Financial Planning Human Resource Services Retirement Plan Services Employer Administrative Services Business Continuation Compensation Program Design/Analysis

Employee Benefits

High Growth & Profit Potential

Niche marketing

Cross-selling opportunities with Brokerage Services Merger and acquisition opportunities Assisting clients/prospects with four top priorities

Controlling health and welfare costs Providing better retirement tools/information Benefits communication and administration Compliance with federal and state regulations

Risk Management Segment

Two Primary Operations

Property/Casualty Claims Management “Gallagher Bassett” 91% (Rich McKenna)

Medical Claims Management 9% (Jim Durkin)

Fee revenues are primarily generated based on number of claims.

As of 12/31/03

Risk Management Segment

Growth & Profits

350 300 250 200 150 100 50 0

15%

CAGR

$322M

1999 2003

Revenue

45 40 35 30 25 20 15 10 5 0

23%

CAGR

$43M

1999 2003

Pretax Earnings

2003 pretax margin of 13%

2003 growth in earnings per share of 51%

Note: Amounts as originally reported

Gallagher Bassett Offices

ONTARIO

SCOTLAND

ENGLAND

AUSTRALIA

HAWAII

Risk Management Segment

Capabilities

Real-time Claims Reporting Recoveries (subrogation, salvage, etc.) Appraisal Services Litigation Management Information Management

Managed Care Services Loss Control Services Safety Programs Settlement Management Education and Training

Risk Management Segment

High Growth & Profit Potential

Fortune 1000 companies

Outsourcing of insurance co. claims departments Captives Program business Expanding global capabilities Enhancements in systems/processes related to:

Electronic data storage Security Claims regulatory changes

Access to information via the Internet Employer communication/plan administration

Financial Services Segment $963 Million of Cash & Investments*

Investments Allocated to Financial Services Segment

($177 M)

Cash Allocated to Risk Management Segment

($163 M)

Cash Allocated to Brokerage Segment

($623 M)

* As of September 30, 2004 – Cash & investments net of related investment borrowings

Financial Services Segment

Assets at December 31, 2002 & September 30, 2004

Assets Under Management $300 $250 $200 $150 $298 $177

2002 2004 $            In millions

Asset Classes 9/30/04 $70 $60 $50 $40 $30 $20 $10 $0

Low Income Housing $15M Alternative Energy $61M Asset Alliance $46M Real Estate, incl HO $22M Bermuda Insurance $20M VC, Airplanes & Other $13M

Tax Adv.

Asset Mgmt.

Real Estate

Other

Financial Services Segment

Refocused Investing

Tax advantaged – maximize through 2007 Asset management – monetize Real estate – optimize cash flows Venture capital – substantially exited in 2003

Arthur J. Gallagher & Co.

Why Invest?

Arthur J. Gallagher & Co.

Revenue Growth

Gross Revenues As Originally Reported ($ M) $1,400 $1,200 $1,000 $800 $600 $400 $200

19%

CAGR

$606 $741 $910 $1,101 $1,304

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Profitable Growth

Pretax Earnings As Originally Reported ($            M) $200 $180 $160 $140 $120 $100 $80 $60 $40

18%

CAGR

$104 $125 $142 $186 $193

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Rising Productivity

Revenue Per Employee As Reported $180 $170 $160 $150 $140 $130 $120 $110 $100

8%

CAGR

$127,000 $137,000 $140,000 $155,000 $181,000

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Increasing Shareholder Value

Diluted EPS As Originally Reported – Post Split 1/18/01 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40

1 5%

CAGR

$.88 $1.05 $1.39 $1.41 $1.57

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Earnings Before Investment Gains (Losses), Depreciation, Amortization and Stock Compensation Expense

(In millions) $250 $200 $150 $100 $50 $0

2 7%

CAGR

$74 $91 $129 $170 $203

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Since 1990, $1.4 Billion Cash Flow from Ops

Dividends Paid

($399 M)

Reinvested in Operations

($547 M)

Shares Repurchased

($423 M)

Built a balance sheet with $4.86 in tangible net worth per share and no operating debt.

As of 9/30/04

Arthur J. Gallagher & Co.

Summary: Why Invest?

$1,400 $1,200 $1,000 $800 $600 $400 $200 $0

19%

CAGR

1999 Gross Revenue 2003 $200 $150 $100 $50 $0

33%

CAGR

1999 Cash Flow from Ops 2003 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00

19%

CAGR

$1.00

1984

Dividends

2004

2003 cash flow from operations of $229 M

5-year average ROE of 31% is highest in peer group Dividend yield of 3.0% in 2004

Culture Driven Success

The Gallagher Way

Shared values at Gallagher are the rock foundation of the Company and our Culture. What is a Shared Value? These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to. What are some of Gallagher’s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second class citizens - everyone is important and everybody’s job is important.

6. We’re an open society.

7. Empathy for the other person is not a weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.

10. Interpersonal business relationships should be built. 11. We all need one another. We are all cogs in a wheel. 12. No department or person is an island.

13. Professional courtesy is expected.

14. Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales & Marketing. We can’t make things happen without each other.

We are a team.

16. Loyalty and respect are earned - not dictated. 17. Fear is a turn-off.

18. People skills are very important at Gallagher. 20. We run to problems -not away from them.

21. We adhere to the highest standards or moral and ethical behavior.

22. People work harder and are more effective when they’re turned on - not turned off. 23. We are a warm, close Company. This is a strength - not a weakness.

24. We must continue building a professional Company - together - as a team.

25. Shared values can be altered with circumstances - but carefully and with tact and consideration for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

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